UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 29, 2017

Citigroup Commercial Mortgage Trust 2017-P8

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001715824)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Barclays Bank PLC

(Central Index Key number: 0000312070)

Principal Commercial Capital

(Central Index Key number: 0001634437)

Starwood Mortgage Funding V LLC

(Central Index Key number: 0001682509)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-14	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 29, 2017, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2017 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Citigroup Commercial Mortgage Trust 2017-P8, Commercial Mortgage Pass-Through Certificates, Series 2017-P8 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class S and Class R Certificates (collectively, the “Private Certificates”) and (iii) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $917,864,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Barclays Capital Inc. (“BCI”) and Drexel Hamilton, LLC (“Drexel” and, collectively with CGMI and BCI, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 18, 2017 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI and BCI are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated September 11, 2017, and by the Prospectus, dated September 18, 2017 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $114,895,149, were sold to CGMI, BCI, Drexel and J.P. Morgan Securities LLC (collectively with CGMI, BCI and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of September 18, 2017, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2017-P8 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 53 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 167 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2017 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Barclays Bank PLC (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2017 (the “Barclays Mortgage Loan Purchase Agreement”), between the Depositor and Barclays, (iii) Macquarie US Trading LLC d/b/a

Principal Commercial Capital (“PCC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2017 (the “PCC Mortgage Loan Purchase Agreement”), between the Depositor and PCC, (iv) Starwood Mortgage Funding V LLC (“SMF V”), pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2017 (the “SMF V Mortgage Loan Purchase Agreement”), between the Depositor and SMF V, and (v) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2017 (the “CGMRC Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the PCC Mortgage Loan Purchase Agreement and the SMF V Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CGMRC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively.

On September 29, 2017, pursuant to the Barclays Mortgage Loan Purchase Agreement, Barclays Bank PLC (“Barclays”), an “originator” (within the meaning of Regulation RR (17 CFR § 246.1 et seq) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) of Mortgage Loans and/or portions thereof representing 24.2% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $13,175,631 of the VRR Interest, in exchange for a reduction in the price that Barclays received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor. On September 29, 2017, pursuant to the PCC Mortgage Loan Purchase Agreement, PCC, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing 22.4% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $12,157,776 of the VRR Interest, in exchange for a reduction in the price that PCC received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor. On September 29, 2017, pursuant to the SMF V Mortgage Loan Purchase Agreement, LNR Securities Holdings, LLC (a “majority-owned affiliate” (within the meaning of Regulation RR) of Starwood Mortgage Capital LLC (“SMC”), an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing 21.0% of the aggregate Cut-off Date Balance of all the Mortgage Loans) acquired from the Depositor, in a transaction exempt from registration under the Act, $11,426,927 of the VRR Interest, in exchange for a reduction in the price that SMC received for its sale (through SMF V) to the Depositor of the Mortgage Loans and/or portions thereof that SMC transferred (through SMF V) to the Depositor. On September 29, 2017, pursuant to the CGMRC Mortgage Loan Purchase Agreement, CGMRC, a “majority-owned affiliate” (within the meaning of Regulation RR) of CREFI, acquired, as partial consideration for the Mortgage Loans and/or portions thereof that CGMRC transferred to the Depositor, $17,595,411 of the VRR Interest, in a transaction exempt from registration under the Act.

The 225 & 233 Park Avenue South Mortgage Loan is required to be serviced and administered pursuant to the WFCM 2017-C39 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 225 & 233 Park Avenue South Mortgage Loan), and the holders of the 225 & 233 Park Avenue South Companion Loans are generally governed by the 225 & 233 Park Avenue South Co-Lender Agreement. The WFCM 2017-C39 Pooling and Servicing Agreement and the 225 & 233 Park Avenue South Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.11, respectively.

The General Motors Building Mortgage Loan is required to be serviced and administered pursuant to the BXP 2017-GM Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the General Motors Building Mortgage Loan), and the holders of the General Motors Building Companion Loans are generally governed by the General

Motors Building Co-Lender Agreement. The BXP 2017-GM Trust and Servicing Agreement and the General Motors Building Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.12, respectively.

The 9-19 9th Avenue Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 9-19 9th Avenue Mortgage Loan), and the holder of the 9-19 9th Avenue Companion Loan are generally governed by the 9-19 9th Avenue Co-Lender Agreement. The 9-19 9th Avenue Co-Lender Agreement is attached hereto as Exhibit 4.13.

The Corporate Woods Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Corporate Woods Portfolio Mortgage Loan), and the holders of the Corporate Woods Portfolio Companion Loans are generally governed by the Corporate Woods Portfolio Co-Lender Agreement. The Corporate Woods Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.14.

The Mall of Louisiana Mortgage Loan is required to be serviced and administered pursuant to the BANK 2017-BNK7 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Mall of Louisiana Mortgage Loan), and the holders of the Mall of Louisiana Companion Loans are generally governed by the Mall of Louisiana Co-Lender Agreement. The BANK 2017-BNK7 Pooling and Servicing Agreement and the Mall of Louisiana Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.15, respectively.

The Starwood Capital Group Hotel Portfolio Mortgage Loan is required to be serviced and administered pursuant to the DBJPM 2017-C6 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Starwood Capital Group Hotel Portfolio Mortgage Loan), and the holders of the Starwood Capital Group Hotel Portfolio Companion Loans are generally governed by the Starwood Capital Group Hotel Portfolio Co-Lender Agreement. The DBJPM 2017-C6 Pooling and Servicing Agreement and the Starwood Capital Group Hotel Portfolio Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.16, respectively.

The Visions Hotel Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Visions Hotel Portfolio Mortgage Loan), and the holder of the Visions Hotel Portfolio Companion Loan are generally governed by the Visions Hotel Portfolio Co-Lender Agreement. The Visions Hotel Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.17.

The Pleasant Prairie Premium Outlets Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Pleasant Prairie Premium Outlets Mortgage Loan), and the holders of the Pleasant Prairie Premium Outlets Companion Loans are generally governed by the Pleasant Prairie Premium Outlets Co-Lender Agreement. The Pleasant Prairie Premium Outlets Co-Lender Agreement is attached hereto as Exhibit 4.18.

The Lakeside Shopping Center Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2017-B1 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Lakeside Shopping Center Mortgage Loan), and the holders of the Lakeside Shopping Center Companion Loans are generally governed by the Lakeside Shopping Center Co-Lender Agreement. The CGCMT 2017-B1 Pooling and Servicing

Agreement and the Lakeside Shopping Center Co-Lender Agreement are attached hereto as Exhibits 4.6 and 4.19, respectively.

The Long Island Prime Portfolio - Uniondale Mortgage Loan is required to be serviced and administered pursuant to the GSMS 2017-GS7 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Long Island Prime Portfolio - Uniondale Mortgage Loan), and the holders of the Long Island Prime Portfolio - Uniondale Companion Loans are generally governed by the Long Island Prime Portfolio - Uniondale Co-Lender Agreement. The GSMS 2017-GS7 Pooling and Servicing Agreement and the Long Island Prime Portfolio - Uniondale Co-Lender Agreement are attached hereto as Exhibits 4.7 and 4.20, respectively.

The Scripps Center Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2017-P7 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Scripps Center Mortgage Loan), and the holder of the Scripps Center Companion Loan are generally governed by the Scripps Center Co-Lender Agreement. The CGCMT 2017-P7 Pooling and Servicing Agreement and the Scripps Center Co-Lender Agreement are attached hereto as Exhibits 4.8 and 4.21, respectively.

The Atlanta and Anchorage Hotel Portfolio Mortgage Loan is required to be serviced and administered pursuant to the CFCRE 2017-C8 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Atlanta and Anchorage Hotel Portfolio Mortgage Loan), and the holders of the Atlanta and Anchorage Hotel Portfolio Companion Loans are generally governed by the Atlanta and Anchorage Hotel Portfolio Co-Lender Agreement. The CFCRE 2017-C8 Pooling and Servicing Agreement and the Atlanta and Anchorage Hotel Portfolio Co-Lender Agreement are attached hereto as Exhibits 4.9 and 4.22, respectively.

The 245 Park Avenue Mortgage Loan is required to be serviced and administered pursuant to the 245 Park Avenue Trust 2017-245P Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 245 Park Avenue Mortgage Loan), and the holders of the 245 Park Avenue Companion Loans are generally governed by the 245 Park Avenue Co-Lender Agreement. The 245 Park Avenue Trust 2017-245P Trust and Servicing Agreement and the 245 Park Avenue Co-Lender Agreement are attached hereto as Exhibits 4.10 and 4.23, respectively.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, Barclays, PCC, SMF V and CGMRC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $6,116,152, were approximately $1,119,938,018. Of the expenses paid by the Depositor, approximately $1,365,040 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,751,112 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated September 18, 2017. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Principal Real Estate Investors, LLC will also act as sub-servicer with respect to one (1) of the Mortgage Loans pursuant to that certain Sub-Servicing Agreement, dated as of April 1, 2017 and as to which an executed version is attached hereto as Exhibit 99.6, between Wells Fargo Bank, National Association and Principal Real Estate Investors, LLC.

Principal Real Estate Investors, LLC will also act as sub-servicer with respect to twelve (12) of the Mortgage Loans pursuant to that certain Sub-Servicing Agreement, dated as of September 1, 2017 and as to which an executed version is attached hereto as Exhibit 99.7, between Wells Fargo Bank, National Association and Principal Real Estate Investors, LLC.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	WFCM 2017-C39 Pooling and Servicing Agreement
Exhibit 4.3	BXP 2017-GM Trust and Servicing Agreement
Exhibit 4.4	BANK 2017-BNK7 Pooling and Servicing Agreement
Exhibit 4.5	DBJPM 2017-C6 Pooling and Servicing Agreement
Exhibit 4.6	CGCMT 2017-B1 Pooling and Servicing Agreement
Exhibit 4.7	GSMS 2017-GS7 Pooling and Servicing Agreement
Exhibit 4.8	CGCMT 2017-P7 Pooling and Servicing Agreement
Exhibit 4.9	CFCRE 2017-C8 Pooling and Servicing Agreement
Exhibit 4.10	245 Park Avenue Trust 2017-245P Trust and Servicing Agreement
Exhibit 4.11	225 & 233 Park Avenue South Co-Lender Agreement
Exhibit 4.12	General Motors Building Co-Lender Agreement
Exhibit 4.13	9-19 9th Avenue Co-Lender Agreement
Exhibit 4.14	Corporate Woods Portfolio Co-Lender Agreement
Exhibit 4.15	Mall of Louisiana Co-Lender Agreement
Exhibit 4.16	Starwood Capital Group Hotel Portfolio Co-Lender Agreement
Exhibit 4.17	Visions Hotel Portfolio Co-Lender Agreement
Exhibit 4.18	Pleasant Prairie Premium Outlets Co-Lender Agreement
Exhibit 4.19	Lakeside Shopping Center Co-Lender Agreement
Exhibit 4.20	Long Island Prime Portfolio - Uniondale Co-Lender Agreement
Exhibit 4.21	Scripps Center Co-Lender Agreement
Exhibit 4.22	Atlanta and Anchorage Hotel Portfolio Co-Lender Agreement
Exhibit 4.23	245 Park Avenue Co-Lender Agreement

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2017
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2017 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2017 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 18, 2017, which such certification is dated September 18, 2017
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	Barclays Mortgage Loan Purchase Agreement
Exhibit 99.3	PCC Mortgage Loan Purchase Agreement
Exhibit 99.4	SMF V Mortgage Loan Purchase Agreement
Exhibit 99.5	CGMRC Mortgage Loan Purchase Agreement
Exhibit 99.6	Sub-Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer
Exhibit 99.7	Sub-Servicing Agreement, dated as of September 1, 2017, between Wells Fargo Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2017	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
By:	/s/ Paul Vanderslice Name: Paul Vanderslice Title: President

CGCMT 2017-P8 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	WFCM 2017-C39 Pooling and Servicing Agreement	(E)
4.3	BXP 2017-GM Trust and Servicing Agreement	(E)
4.4	BANK 2017-BNK7 Pooling and Servicing Agreement	(E)
4.5	DBJPM 2017-C6 Pooling and Servicing Agreement	(E)
4.6	CGCMT 2017-B1 Pooling and Servicing Agreement	(E)
4.7	GSMS 2017-GS7 Pooling and Servicing Agreement	(E)
4.8	CGCMT 2017-P7 Pooling and Servicing Agreement	(E)
4.9	CFCRE 2017-C8 Pooling and Servicing Agreement	(E)
4.10	245 Park Avenue Trust 2017-245P Trust and Servicing Agreement	(E)
4.11	225 & 233 Park Avenue South Co-Lender Agreement	(E)
4.12	General Motors Building Co-Lender Agreement	(E)
4.13	9-19 9th Avenue Co-Lender Agreement	(E)
4.14	Corporate Woods Portfolio Co-Lender Agreement	(E)
4.15	Mall of Louisiana Co-Lender Agreement	(E)
4.16	Starwood Capital Group Hotel Portfolio Co-Lender Agreement	(E)
4.17	Visions Hotel Portfolio Co-Lender Agreement	(E)
4.18	Pleasant Prairie Premium Outlets Co-Lender Agreement	(E)
4.19	Lakeside Shopping Center Co-Lender Agreement	(E)
4.20	Long Island Prime Portfolio - Uniondale Co-Lender Agreement	(E)
4.21	Scripps Center Co-Lender Agreement	(E)
4.22	Atlanta and Anchorage Hotel Portfolio Co-Lender Agreement	(E)
4.23	245 Park Avenue Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2017	(E)

8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2017 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2017 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 18, 2017, which such certification is dated September 18, 2017	(E)
99.1	CREFI Mortgage Loan Purchase Agreement	(E)
99.2	Barclays Mortgage Loan Purchase Agreement	(E)
99.3	PCC Mortgage Loan Purchase Agreement	(E)
99.4	SMF V Mortgage Loan Purchase Agreement	(E)
99.5	CGMRC Mortgage Loan Purchase Agreement	(E)
99.6	Sub-Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer	(E)
99.7	Sub-Servicing Agreement, dated as of September 1, 2017, between Wells Fargo Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer	(E)